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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          November 11, 1999



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)
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Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein its press release dated November 10, 1999 regarding certain executive changes, a copy of which is included as Exhibit 99.0 attached hereto.


Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

        (a)     Financial statements of businesses acquired:  None

        (b)     Pro forma financial information:  None

        (c)     Exhibits:

                99.0  Press release dated November 10, 1999




                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Robert Normile
                                                  -------------------------
                                                  Robert Normile
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Secretary
        Date: November 11, 1999
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